Exhibit 99.5

Senior vice president Doug davis & general manager Automated driving group

DISCLOSURES

Statements in this presentation that refer to Business Outlook, forecast, future plans and expectations are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,”

“believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Such statements are based on management’s expectations as of February 9, 2017 and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set in Intel’s earnings release dated January 26, 2017, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent reports on Forms 10-K and 10-Q. Copies of Intel’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our Investor Relations website at www.intc.com or the SEC’s website at www.sec.gov.

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Internet of Things Group

LEAD THE INDUSTRY IN TRANSFORMING BUSINESSES AND THE WAY WE LIVE

BY MAKING IT SIMPLE TO CREATE EXCITING, NEW IOT SOLUTIONS

THINGS INFRASTRUCTURE NETWORK DATA CENTER/ CLOUD

THE INTERNET OF Devices that connect to the Internet integrating greater compute capabilities using data THINGS analytics to extract information

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Embedded vs. IOT

EMBEDDED

Edge Devices

Stand-alone, isolated

Dedicated function

Primarily Headless

Proprietary/Embedded OS

IOT

Connected

Open Platforms

Data analytics

Services

Source: IDC Worldwide Internet of Things Forecast Update, 2016-2020: December 2016.

4

A BROADER MARKET VIEW

2021 Si TAM ($B)


~$30B
~$65B
~$55B
~$40B
~$30B
2016 Revenue $
SEGMENTATION
NETWORKING
3D XPOINT™ TECHNOLOGY
Si PHOTONICS
INTEL® OMNI-PATH
INTEL® OPTANE™ TECHNOLOGY
3D NAND
PREMIUM MODEM
ADAS
INDUSTRIAL
VIDEO
RETAIL
TOTAL TAM
~$220B
PC CPU
DATA CENTER
NON-VOLATILE MEMORY
MOBILE
IoT

Source: 2016 Intel Revenue is based on Intel financials. 2021F Si TAM is based on amalgamation of analyst data and Intel analysis, based upon current expectations and available information and are subject to change without notice. PC CPU includes CPU and Chipsets. Data Center includes Server, Storage, & Network computing, Ethernet/OPA, Silicon Photonics and Memory. Non-Volatile Memory includes NAND and 3D XPoint™ technology. Mobile includes Phone and Tablet compute and Modems. IOT includes 32bit and above addressable compute.

intel INVESTOR MEETING FEBRUARY 2017 | 5

IOT Revenue Growth

200%

$3.0B

$2.6B

$2.5B     $2.3B150%

$2.0B     IOTG (93% Growth)*

Competition Average

$1.5B     100%(45% Growth)**

$1.0B

50%

Revenue

$0.5B

$0.0B     0%

2009    2010201120122013201420152016

Connected = +12%

Record DWs in 2016 MSS = 14% Unconnected = -5%

* Source: Intel revenues, ** Source: weighted Competition by size: Average includes the following QCOM = QCOM QTL+ Freescale + NXP

TXN = TXN Embedded Processing Segment AMD = Enterprise, Embedded and Semi Segment INTC = IOTG Segment Only MCHP, NVDA: based on total company revenues

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3 phases of iot

CONNECTED smart autonomous

Creates the Architecture for IOT and Artificial Intelligence

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Vertical focus and ambitions

RETAIL    TRANSPORTATION INDUSTRIAL/MARKETS /CHANNELAUTOMATED DRIVING

ENERGYACCELERATIONSOLUTIONS DIVISION

EXPECTED INDUSTRY GROWTH ~ 12% CAGR (2017-21)

WE EXPECT TO GROW FASTER THAN THE MARKET

Quark

Source: CAGR 2017-2021 forecasts are Intel estimates, with input from Intel Custom Report provided by IDC 10/27/16. These forecasts are based upon current expectations given available information and is subject to change without notice.

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Investing for our future

Critical Technologies Standards and Consortia Consolidating Partnering

5g Computer vision Deep learning security

New fusa Tcc/tsn Computing Edge + Consortium +

Artificial intelligence

Silicon Software and Technology Investments

™

Other names and brands may be claimed as the property of others.

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SOLVING RETAILERS BUSINESS PROBLEMS

TODAY
LIMITED INTEROPERABILITY

STATIC EXPERIENCES

>$1T
INVENTORY ACCURACY



CUSTOMER ENGAGEMENT



MANAGING HUMAN CAPITAL

2021
HIGH AUTOMATION

IMMERSIVE & RESPONSIVE

SI TAMs OPPORTUNITY GROWS

2021 IOTG RETAIL MARKET

~$7B
Digital signage, interactive kiosks, and point-of sales

intel INVESTOR MEETING FEBRUARY 2017 | 10

Source: Forecast is Intel estimate, with input from Intel Worldwide Embedded and Intelligent Systems Market Model provided by IDC 10/27/16. This forecast is based upon current expectations and available information and is subject to change without notice.

TRANSFORMING INDUSTRIAL SYSTEMS

TODAY
LIMITED INTEROPERABILITY

CLOSED, PROPRIETARY, MONOLITHIC SYSTEMS

X2
WW CONSUMPTION DOUBLING

MADE IN CHINA 中国制造 2025
INDUSTRIE 4.0
CHINA 2020



ENERGY EFFICIENCY

2021
CONVERGED AUTOMATION & CONTROL

SMART AND CONNECTED

SI TAMs OPPORTUNITY GROWS

2021 IOTG INDUSTRIAL MARKET

~$8B
Industrial devices (IPCs, HMIs, robotics, etc.)

Source: Forecast is Intel estimate, with input from Intel Worldwide Embedded and Intelligent Systems Market Model provided by IDC 10/27/16. This forecast is based upon current expectations and available information and is subject to change without notice.

intel INVESTOR MEETING FEBRUARY 2017 | 11

Video: The Eye of IOT

VIDEO GATEWAY /

IP CAMERA    SMART VIDEODATACENTER/E2E ARCHITECTURE

Connected    CAMERAS GATEWAYSCLOUDSome Autonomy

Integrated Vision Platform

2021 IOTG CAMERA / GATEWAY

OPPORTUNITY Si TAMs GROWS    ~$6B

Cameras, NVR, and

video gateways

Source: Forecast is Intel estimate, with input from IHS™ Technology Video Surveillance Intelligence Service 12/2015. This forecast is based upon current expectations and available information and is subject to change without notice.

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AUTONOMOUS DRIVING: COMPUTE GROWS

TODAY
PARTIAL AUTOMATION

~ $100-200
in Intel Addressable Si BOM*


INFERENCE
THINGS
NETWORK
CLOUD
Intel® IOT Platform
TRAINING

2025
HIGH AUTOMATION

~10-15X
Growth in L5*

Si TAMs OPPORTUNITY GROWS

2025 ADG IN VEHICLE MARKET*

~$10B
L3+ Automated Driving solutions

Si /SW/ SERVICES OPPORTUNITY GROWS

2025 ADG IN VEHICLE MARKET**

~$65B
L3+ Automated Driving solution

intel INVESTOR MEETING FEBRUARY 2017 | 13

* Source: Forecasts are Intel estimates, based upon current expectations and available information and are subject to change without notice., Si TAM opportunity based on input from BMO Capital Markets 07/13/16 and IHS Light Vehicle Production Base Global 01/2017..
** Source: Amalgamation of analyst data Intel analysis

Intel® Go™ – Scalable & Flexible Platform

INTEL IS THE ONLY

SUPPLIER WITH THE

END-TO-END

ARCHITECTURE

Development Platforms    5G Automotive Intel Data CenterAND ASSETS TO

for Automated Driving    Trial Platform Solutions

MEET THE MARKET

NEEDS

Autom    ment Kit (SDK)

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The iot

CONNECTED    smart autonomous

250 CAMERAS    =1SERVER

What drives    225 SMART PHONES =1SERVER

server needs?    40 7 MEDIA PLAYERS =1SERVER

AUTOMATED VEHICLES    =1SERVER

2 RFID EQUIPPED STORES    =1SERVER

Source: Forecasts are Intel estimates with input from Bain. These forecasts are based upon current expectations and available information and is subject to change without notice.

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The iot

CONNECTED    smartautonomous

Unmatched End to End assets

Disciplined focus on key verticals

AI demands significant aggregation, storage and analytics

Highly profitable & growing $2.6B+business

$32B 2021 Si TAMs Opportunity

Sources: Intel estimates, based upon current expectations and available information and are subject to change without notice

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intel